Exhibit 99.1

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Quarterly and Q3 YTD 2016

(in millions of U.S. dollars) (Unaudited)

	2016
	Q1	Q2	Q3	Q3 YTD
Net Revenues - As Reported
Latin America	817	843	868	2,528
Asia Pacific	1,127	1,023	1,128	3,278
Eastern Europe, Middle East & Africa	547	648	543	1,738
Europe	2,289	2,068	2,104	6,461
North America	1,675	1,720	1,753	5,148

Net Revenues - As Reported	$6,455	$6,302	$6,396	$19,153

Segment Realignment
From:
Eastern Europe, Middle East & Africa (to Europe and Asia, Middle East & Africa)	(547)	(648)	(543)	(1,738)
Asia Pacific (to Asia, Middle East & Africa)	(1,127)	(1,023)	(1,128)	(3,278)
To:
Europe (from Eastern Europe, Middle East & Africa)	159	225	228	612
Asia, Middle East & Africa (from Asia Pacific and Eastern Europe, Middle East & Africa)	1,515	1,446	1,443	4,404

Net Revenues - As Revised
Latin America	817	843	868	2,528
Asia, Middle East and Africa	1,515	1,446	1,443	4,404
Europe	2,448	2,293	2,332	7,073
North America	1,675	1,720	1,753	5,148

Net Revenues - As Revised	$6,455	$6,302	$6,396	$19,153

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Full Year 2014 and Quarterly and Full Year 2015

(in millions of U.S. dollars) (Unaudited)

	2014	2015
	Year	Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
Latin America	5,153	1,257	1,240	1,233	1,258	4,988
Asia Pacific	4,605	1,153	1,024	1,101	1,082	4,360
Eastern Europe, Middle East & Africa	3,638	695	869	586	636	2,786
Europe	13,912	2,975	2,815	2,173	2,565	10,528
North America	6,936	1,682	1,713	1,756	1,823	6,974

Net Revenues - As Reported	$34,244	$7,762	$7,661	$6,849	$7,364	$29,636

Segment Realignment
From:
Eastern Europe, Middle East & Africa (to Europe and Asia, Middle East & Africa)	(3,638)	(695)	(869)	(586)	(636)	(2,786)
Asia Pacific (to Asia, Middle East & Africa)	(4,605)	(1,153)	(1,024)	(1,101)	(1,082)	(4,360)
To:
Europe (from Eastern Europe, Middle East & Africa)	1,876	296	366	232	250	1,144
Asia, Middle East & Africa (from Asia Pacific and Eastern Europe, Middle East & Africa)	6,367	1,552	1,527	1,455	1,468	6,002

Net Revenues - As Revised
Latin America	5,153	1,257	1,240	1,233	1,258	4,988
Asia, Middle East and Africa	6,367	1,552	1,527	1,455	1,468	6,002
Europe	15,788	3,271	3,181	2,405	2,815	11,672
North America	6,936	1,682	1,713	1,756	1,823	6,974

Net Revenues - As Revised	$34,244	$7,762	$7,661	$6,849	$7,364	$29,636

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Quarterly and Q3 YTD 2016

(in millions of U.S. dollars) (Unaudited)

	2016
	Q1	Q2	Q3	Q3 YTD
Operating Income - As Reported
Latin America	67	32	92	191
Asia Pacific	148	95	135	378
Eastern Europe, Middle East & Africa	51	59	44	154
Europe	343	251	302	896
North America	271	295	274	840
Unrealized gains / (losses) on hedging activities	(54)	17	(12)	(49)
General Corporate Expenses	(60)	(67)	(89)	(216)
Amortization of intangibles	(44)	(44)	(44)	(132)

Operating Income - As Reported	$722	$638	$702	$2,062

Segment Realignment
From:
Eastern Europe, Middle East & Africa (to Europe and Asia, Middle East & Africa)	(51)	(59)	(44)	(154)
Asia Pacific (to Asia, Middle East & Africa)	(148)	(95)	(135)	(378)
To:
Europe (from Eastern Europe, Middle East & Africa)	9	5	14	28
Asia, Middle East & Africa (from Asia Pacific and Eastern Europe, Middle East & Africa)	190	149	165	504

Operating Income - As Revised
Latin America	67	32	92	191
Asia, Middle East and Africa	190	149	165	504
Europe	352	256	316	924
North America	271	295	274	840
Unrealized gains / (losses) on hedging activities	(54)	17	(12)	(49)
General Corporate Expenses	(60)	(67)	(89)	(216)
Amortization of intangibles	(44)	(44)	(44)	(132)

Operating Income - As Revised	$722	$638	$702	$2,062

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Full Year 2014 and Quarterly and Full Year 2015

(in millions of U.S. dollars) (Unaudited)

	2014	2015
	Year	Q1	Q2	Q3	Q4	Year
Operating Income - As Reported
Latin America	475	154	134	134	63	485
Asia Pacific	385	146	104	71	(53)	268
Eastern Europe, Middle East & Africa	327	32	100	52	10	194
Europe	1,770	326	261	298	392	1,277
North America	922	281	261	275	288	1,105
Unrealized gains / (losses) on hedging activities	(112)	(7)	86	(4)	21	96
General Corporate Expenses	(317)	(74)	(71)	(95)	(143)	(383)
Amortization of intangibles	(206)	(46)	(46)	(45)	(44)	(181)
Venezuela deconsolidation loss	—	—	—	—	(778)	(778)
Gain / (loss) on the JDE coffee business transactions	—	—	—	7,122	(313)	6,809
Gain on divestiture	—	—	13	—	—	13
Acquisition-related costs	(2)	(1)	(1)	(6)	—	(8)

Operating Income - As Reported	$3,242	$811	$841	$7,802	$(557)	$8,897

Segment Realignment
From:
Eastern Europe, Middle East & Africa (to Europe and Asia, Middle East & Africa)	(327)	(32)	(100)	(52)	(10)	(194)
Asia Pacific (to Asia, Middle East & Africa)	(385)	(146)	(104)	(71)	53	(268)
To:
Europe (from Eastern Europe, Middle East & Africa)	182	15	37	11	10	73
Asia, Middle East & Africa (from Asia Pacific and Eastern Europe, Middle East & Africa)	530	163	167	112	(53)	389

Operating Income - As Revised
Latin America	475	154	134	134	63	485
Asia, Middle East and Africa	530	163	167	112	(53)	389
Europe	1,952	341	298	309	402	1,350
North America	922	281	261	275	288	1,105
Unrealized gains / (losses) on hedging activities	(112)	(7)	86	(4)	21	96
General Corporate Expenses	(317)	(74)	(71)	(95)	(143)	(383)
Amortization of intangibles	(206)	(46)	(46)	(45)	(44)	(181)
Venezuela deconsolidation loss	—	—	—	—	(778)	(778)
Gain / (loss) on the JDE coffee business transactions	—	—	—	7,122	(313)	6,809
Gain on divestiture	—	—	13	—	—	13
Acquisition-related costs	(2)	(1)	(1)	(6)	—	(8)

Operating Income - As Revised	$3,242	$811	$841	$7,802	$(557)	$8,897

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Nine Months Ended September 30, 2016
As Revised (GAAP)	$2,528		$4,404		$7,073		$5,148		$19,153
Acquisitions	—		(71)		—		(5)		(76)
Currency	517		183		272		24		996

Organic (Non-GAAP)	$3,045		$4,516		$7,345		$5,167		$20,073

For the Nine Months Ended September 30, 2015
As Revised (GAAP)	$3,730		$4,534		$8,857		$5,151		$22,272
Historical Venezuelan operations	(834)		—		—		—		(834)
Historical coffee business	—		(66)		(1,561)		—		(1,627)
Accounting calendar change	—		—		—		(57)		(57)

Organic (Non-GAAP)	$2,896		$4,468		$7,296		$5,094		$19,754

% Change
As Revised (GAAP)	(32.2)%		(2.9)%		(20.1)%		(0.1)%		(14.0)%
Historical Venezuelan operations	19.5	pp	—	pp	—	pp	—	pp	3.3	pp
Historical coffee business	—		1.5		17.0		—		7.4
Acquisitions	—		(1.6)		—		(0.1)		(0.4)
Accounting calendar change	—		—		—		1.1		0.3
Currency	17.8		4.1		3.8		0.5		5.0

Organic (Non-GAAP)	5.1%		1.1%		0.7%		1.4%		1.6%

Vol/Mix	(5.8	)pp	—	pp	0.7	pp	1.8	pp	(0.1	)pp
Pricing	10.9		1.1		—		(0.4)		1.7

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended September 30, 2016
As Revised (GAAP)	$868		$1,443		$2,332		$1,753		$6,396
Currency	77		16		101		(1)		193

Organic (Non-GAAP)	$945		$1,459		$2,433		$1,752		$6,589

For the Three Months Ended September 30, 2015
As Revised (GAAP)	$1,233		$1,455		$2,405		$1,756		$6,849
Historical Venezuelan operations	(315)		—		—		—		(315)
Accounting calendar change	—		—		—		(19)		(19)

Organic (Non-GAAP)	$918		$1,455		$2,405		$1,737		$6,515

% Change
As Revised (GAAP)	(29.6)%		(0.8)%		(3.0)%		(0.2)%		(6.6)%
Historical Venezuelan operations	24.2	pp	—	pp	—	pp	—	pp	4.5	pp
Accounting calendar change	—		—		—		1.1		0.3
Currency	8.3		1.1		4.2		—		2.9

Organic (Non-GAAP)	2.9%		0.3%		1.2%		0.9%		1.1%

Vol/Mix	(7.1	)pp	(0.2	)pp	2.4	pp	2.6	pp	0.5	pp
Pricing	10.0		0.5		(1.2)		(1.7)		0.6

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended June 30, 2016
As Revised (GAAP)	$843		$1,446		$2,293		$1,720		$6,302
Acquisitions	—		(33)		—		—		(33)
Currency	179		64		64		9		316

Organic (Non-GAAP)	$1,022		$1,477		$2,357		$1,729		$6,585

For the Three Months Ended June 30, 2015
As Revised (GAAP)	$1,240		$1,527		$3,181		$1,713		$7,661
Historical Venezuelan operations	(301)		—		—		—		(301)
Historical coffee business	—		(36)		(839)		—		(875)

Organic (Non-GAAP)	$939		$1,491		$2,342		$1,713		$6,485

% Change
As Revised (GAAP)	(32.0)%		(5.3)%		(27.9)%		0.4%		(17.7)%
Historical Venezuelan operations	21.8	pp	—	pp	—	pp	—	pp	3.3	pp
Historical coffee business	—		2.3		25.8		—		11.6
Acquisitions	—		(2.2)		—		—		(0.6)
Currency	19.0		4.3		2.7		0.5		4.9

Organic (Non-GAAP)	8.8%		(0.9)%		0.6%		0.9%		1.5%

Vol/Mix	(1.5	)pp	(1.0	)pp	0.2	pp	1.0	pp	(0.1	)pp
Pricing	10.3		0.1		0.4		(0.1)		1.6

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended March 31, 2016
As Revised (GAAP)	$817		$1,515		$2,448		$1,675		$6,455
Acquisitions	—		(38)		—		(5)		(43)
Currency	261		103		107		16		487

Organic (Non-GAAP)	$1,078		$1,580		$2,555		$1,686		$6,899

For the Three Months Ended March 31, 2015
As Revised (GAAP)	$1,257		$1,552		$3,271		$1,682		$7,762
Historical Venezuelan operations	(218)		—		—		—		(218)
Historical coffee business	—		(30)		(722)		—		(752)
Accounting calendar change	—		—		—		(38)		(38)

Organic (Non-GAAP)	$1,039		$1,522		$2,549		$1,644		$6,754

% Change
As Revised (GAAP)	(35.0)%		(2.4)%		(25.2)%		(0.4)%		(16.8)%
Historical Venezuelan operations	13.6	pp	—	pp	—	pp	—	pp	2.4	pp
Historical coffee business	—		1.9		21.2		—		9.4
Acquisitions	—		(2.5)		—		(0.3)		(0.6)
Accounting calendar change	—		—		—		2.4		0.5
Currency	25.2		6.8		4.2		0.9		7.2

Organic (Non-GAAP)	3.8%		3.8%		0.2%		2.6%		2.1%

Vol/Mix	(8.2	)pp	1.1	pp	(0.5	)pp	2.1	pp	(0.7	)pp
Pricing	12.0		2.7		0.7		0.5		2.8

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars) (Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Twelve Months Ended December 31, 2015
As Revised (GAAP)	$4,988		$6,002		$11,672		$6,974		$29,636
Historical Venezuelan operations	(1,217)		—		—		—		(1,217)
Historical coffee business	—		(66)		(1,561)		—		(1,627)
Acquisitions	—		(128)		—		(37)		(165)
Accounting calendar change	—		—		—		(78)		(78)
Currency	919		550		1,961		135		3,565

Organic (Non-GAAP)	$4,690		$6,358		$12,072		$6,994		$30,114

For the Twelve Months Ended December 31, 2014
As Revised (GAAP)	$5,153		$6,367		$15,788		$6,936		$34,244
Historical Venezuelan operations	(760)		—		—		—		(760)
Historical coffee business	(5)		(115)		(3,656)		—		(3,776)

Organic (Non-GAAP)	$4,388		$6,252		$12,132		$6,936		$29,708

% Change
As Revised (GAAP)	(3.2)%		(5.7)%		(26.1)%		0.5%		(13.5)%
Historical Venezuelan operations	(11.0	)pp	—	pp	—	pp	—		(1.6	)pp
Historical coffee business	0.1		0.6		9.4		—		5.3
Acquisitions	—		(2.0)		—		(0.5)		(0.6)
Accounting calendar change	—		—		—		(1.2)		(0.2)
Currency	21.0		8.8		16.2		2.0		12.0

Organic (Non-GAAP)	6.9%		1.7%		(0.5)%		0.8%		1.4%

Vol/Mix	(5.1	)pp	(2.5	)pp	(3.3	)pp	0.5	pp	(2.5	)pp
Pricing	12.0		4.2		2.8		0.3		3.9

Schedule 4.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Nine Months Ended September 30, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$2,528		$4,404		$7,073		$5,148		$—	$—	$—	$—	$19,153
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$2,528		$4,404		$7,073		$5,148		$—	$—	$—	$—	$19,153

Operating Income
As Revised (GAAP)	$191		$504		$924		$840		$(49)	$(216)	$(132)	$—	$2,062
2014-2018 Restructuring Program costs	105		99		266		245		—	51	—	—	766
Acquisition integration costs	—		6		—		—		—	—	—	—	6
Gain on sale of intangible asset	—		—		(6)		(7)		—	—	—	—	(13)
Intangible asset impairment charges	—		—		23		7		—	—	—	—	30
Income / costs associated with the JDE coffee business transactions	—		—		(3)		—		—	1	—	—	(2)
Divestiture-related costs	—		—		84		—		—	—	—	—	84
Mark-to-market gains / losses from derivatives	—		—		—		—		49	—	—	—	49
Rounding	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$296		$609		$1,288		$1,085		$—	$(164)	$(132)	$—	$2,982
Currency	68		25		51		4		—	(9)	(7)	—	132

Adjusted @ Constant FX (Non-GAAP)	$364		$634		$1,339		$1,089		$—	$(173)	$(139)	$—	$3,114

% Change - As Revised (GAAP)	(54.7)%		14.0%		(2.5)%		2.8%		n/m	10.0%	3.6%	n/m	(78.2)%
% Change - Adjusted (Non-GAAP)	(10.8)%		24.3%		16.4%		17.8%		n/m	(12.3)%	3.6%	n/m	16.2%
% Change - Adjusted @ Constant FX (Non-GAAP)	9.6%		29.4%		21.0%		18.2%		n/m	(18.5)%	(1.5)%	n/m	21.4%

Operating Income Margin
As Revised %	7.6%		11.4%		13.1%		16.3%						10.8%
As Revised pp change	(3.7	)pp	1.7	pp	2.4	pp	0.4	pp					(31.6	)pp
Adjusted %	11.7%		13.8%		18.2%		21.1%						15.6%
Adjusted pp change	0.2	pp	2.8	pp	3.0	pp	3.2	pp					2.6	pp

	For the Nine Months Ended September 30, 2015
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$3,730	$4,534	$8,857	$5,151	$—	$—	$—	$—	$22,272
Historical Venezuelan operations	(834)	—	—	—	—	—	—	—	(834)
Historical coffee business	—	(66)	(1,561)	—	—	—	—	—	(1,627)

Adjusted (Non-GAAP)	$2,896	$4,468	$7,296	$5,151	$—	$—	$—	$—	$19,811

Operating Income
As Revised (GAAP)	$422	$442	$948	$817	$75	$(240)	$(137)	$7,127	$9,454
2012-2014 Restructuring Program costs	—	(1)	—	(2)	—	—	—	—	(3)
2014-2018 Restructuring Program costs	106	110	245	110	—	56	—	—	627
Acquisition integration costs	—	5	—	—	—	—	—	—	5
Remeasurement of net monetary assets in Venezuela	11	—	—	—	—	—	—	—	11
Income / costs associated with the JDE coffee business transactions	1	8	193	—	—	37	—	—	239
Historical Venezuelan operations	(208)	—	—	—	—	—	—	—	(208)
Historical coffee business	—	(23)	(279)	—	(40)	—	—	—	(342)
Operating income from divestiture	—	(5)	—	—	—	—	—	—	(5)
Gain on the JDE coffee business transactions	—	—	—	—	—	—	—	(7,122)	(7,122)
Gain on divestiture	—	—	—	—	—	—	—	(13)	(13)
Acquisition-related costs	—	—	—	—	—	—	—	8	8
Reclassification of equity method investment earnings	—	(46)	—	(4)	—	—	—	(1)	(51)
Mark-to-market gains / losses from derivatives	—	—	—	—	(35)	—	—	—	(35)
Rounding	—	—	—	—	—	1	—	—	1

Adjusted (Non-GAAP)	$332	$490	$1,107	$921	$—	$(146)	$(137)	$(1)	$2,566

Operating Income Margin
As Revised %	11.3%	9.7%	10.7%	15.9%					42.4%
Adjusted %	11.5%	11.0%	15.2%	17.9%					13.0%

Schedule 4.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended September 30, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$868		$1,443		$2,332		$1,753		$—	$—	$—	$—	$6,396
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$868		$1,443		$2,332		$1,753		$—	$—	$—	$—	$6,396

Operating Income
As Revised (GAAP)	$92		$165		$316		$274		$(12)	$(89)	$(44)	$—	$702
2014-2018 Restructuring Program costs	42		18		121		105		—	15	—	—	301
Acquisition integration costs	—		(1)		—		—		—	1	—	—	—
Gain on sale of intangible asset	—		—		—		(7)		—	—	—	—	(7)
Intangible asset impairment charges	—		—		4		—		—	—	—	—	4
Income / costs associated with the JDE coffee business transactions	—		—		(3)		—		—	1	—	—	(2)
Divestiture-related costs	—		—		—		—		—	—	—	—	—
Mark-to-market gains / losses from derivatives	—		—		—		—		12	—	—	—	12
Rounding	—		—		—		—		—	1	—	—	1

Adjusted (Non-GAAP)	$134		$182		$438		$372		$—	$(71)	$(44)	$—	$1,011
Currency	8		3		29		—		—	(8)	(1)	—	31

Adjusted @ Constant FX (Non-GAAP)	$142		$185		$467		$372		$—	$(79)	$(45)	$—	$1,042

% Change - As Revised (GAAP)	(31.3)%		47.3%		2.3%		(0.4)%		n/m	6.3%	2.2%	n/m	(91.0)%
% Change - Adjusted (Non-GAAP)	45.7%		13.8%		11.5%		11.7%		n/m	(69.0)%	2.2%	n/m	13.5%
% Change - Adjusted @ Constant FX (Non-GAAP)	54.3%		15.6%		18.8%		11.7%		n/m	(88.1)%	0.0%	n/m	16.9%

Operating Income Margin
As Revised %	10.6%		11.4%		13.6%		15.6%						11.0%
As Revised pp change	(0.3	)pp	3.7	pp	0.8	pp	(0.1	)pp					(102.9	)pp
Adjusted %	15.4%		12.6%		18.8%		21.2%						15.8%
Adjusted pp change	5.4	pp	1.6	pp	2.5	pp	2.2	pp					2.2	pp

	For the Three Months Ended September 30, 2015
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$1,233	$1,455	$2,405	$1,756	$—	$—	$—	$—	$6,849
Historical Venezuelan operations	(315)	—	—	—	—	—	—	—	(315)
Historical coffee business	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$918	$1,455	$2,405	$1,756	$—	$—	$—	$—	$6,534

Operating Income
As Revised (GAAP)	$134	$112	$309	$275	$(4)	$(95)	$(45)	$7,116	$7,802
2012-2014 Restructuring Program costs	—	—	—	—	—	—	—	—	—
2014-2018 Restructuring Program costs	36	43	55	58	—	29	—	—	221
Acquisition integration costs	—	3	—	—	—	1	—	—	4
Remeasurement of net monetary assets in Venezuela	—	—	—	—	—	—	—	—	—
Income / costs associated with the JDE coffee business transactions	—	2	29	—	—	23	—	—	54
Historical Venezuelan operations	(78)	—	—	—	—	—	—	—	(78)
Historical coffee business	—	—	—	—	—	—	—	—	—
Operating income from divestiture	—	—	—	—	—	—	—	—	—
Gain on the JDE coffee business transactions	—	—	—	—	—	—	—	(7,122)	(7,122)
Gain on divestiture	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	6	6
Reclassification of equity method investment earnings	—	—	—	—	—	—	—	—	—
Mark-to-market gains / losses from derivatives	—	—	—	—	4	—	—	—	4
Rounding	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$92	$160	$393	$333	$—	$(42)	$(45)	$—	$891

Operating Income Margin
As Revised %	10.9%	7.7%	12.8%	15.7%					113.9%
Adjusted %	10.0%	11.0%	16.3%	19.0%					13.6%

Schedule 4.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended June 30, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$843		$1,446		$2,293		$1,720		$—	$—	$—	$—	$6,302
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$843		$1,446		$2,293		$1,720		$—	$—	$—	$—	$6,302

Operating Income
As Revised (GAAP)	$32		$149		$256		$295		$17	$(67)	$(44)	$—	$638
2014-2018 Restructuring Program costs	44		44		48		71		—	21	—	—	228
Acquisition integration costs	—		3		—		—		—	—	—	—	3
Gain on sale of intangible asset	—		—		(6)		—		—	—	—	—	(6)
Intangible asset impairment charges	—		—		5		7		—	—	—	—	12
Income / costs associated with the JDE coffee business transactions	—		—		—		—		—	1	—	—	1
Divestiture-related costs	—		—		84		—		—	—	—	—	84
Mark-to-market gains / losses from derivatives	—		—		—		—		(17)	—	—	—	(17)
Rounding	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$76		$196		$387		$373		$—	$(45)	$(44)	$—	$943
Currency	20		10		10		2		—	(1)	(3)	—	38

Adjusted @ Constant FX (Non-GAAP)	$96		$206		$397		$375		$—	$(46)	$(47)	$—	$981

% Change - As Revised (GAAP)	(76.1)%		(10.8)%		(14.1)%		13.0%		n/m	5.6%	4.3%	n/m	(24.1)%
% Change - Adjusted (Non-GAAP)	(26.9)%		18.8%		14.5%		28.2%		n/m	21.1%	4.3%	n/m	18.8%
% Change - Adjusted @ Constant FX (Non-GAAP)	(7.7)%		24.8%		17.5%		28.9%		n/m	19.3%	(2.2)%	n/m	23.6%

Operating Income Margin
As Revised %	3.8%		10.3%		11.2%		17.2%						10.1%
As Revised pp change	(7.0	)pp	(0.6	)pp	1.8	pp	2.0	pp					(0.9	)pp
Adjusted %	9.0%		13.6%		16.9%		21.7%						15.0%
Adjusted pp change	(2.1	)pp	2.5	pp	2.5	pp	4.7	pp					2.8	pp

	For the Three Months Ended June 30, 2015
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$1,240	$1,527	$3,181	$1,713	$—	$—	$—	$—	$7,661
Historical Venezuelan operations	(301)	—	—	—	—	—	—	—	(301)
Historical coffee business	—	(36)	(839)	—	—	—	—	—	(875)

Adjusted (Non-GAAP)	$939	$1,491	$2,342	$1,713	$—	$—	$—	$—	$6,485

Operating Income
As Revised (GAAP)	$134	$167	$298	$261	$86	$(71)	$(46)	$12	$841
2012-2014 Restructuring Program costs	—	—	—	(1)	—	—	—	—	(1)
2014-2018 Restructuring Program costs	46	34	59	32	—	11	—	—	182
Acquisition integration costs	—	2	—	—	—	(1)	—	—	1
Remeasurement of net monetary assets in Venezuela	—	—	—	—	—	—	—	—	—
Income / costs associated with the JDE coffee business transactions	1	4	148	—	—	4	—	—	157
Historical Venezuelan operations	(77)	—	—	—	—	—	—	—	(77)
Historical coffee business	—	(14)	(167)	—	(30)	(1)	—	—	(212)
Operating income from divestiture	—	(4)	—	—	—	(1)	—	—	(5)
Gain on divestiture	—	—	—	—	—	—	—	(13)	(13)
Acquisition-related costs	—	—	—	—	—	—	—	1	1
Reclassification of equity method investment earnings	—	(24)	—	(1)	—	—	—	(1)	(26)
Mark-to-market gains / losses from derivatives	—	—	—	—	(56)	—	—	—	(56)
Rounding	—	—	—	—	—	2	—	—	2

Adjusted (Non-GAAP)	$104	$165	$338	$291	$—	$(57)	$(46)	$(1)	$794

Operating Income Margin
As Revised %	10.8%	10.9%	9.4%	15.2%					11.0%
Adjusted %	11.1%	11.1%	14.4%	17.0%					12.2%

Schedule 4.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Three Months Ended March 31, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$817		$1,515		$2,448		$1,675		$—	$—	$—	$—	$6,455
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$817		$1,515		$2,448		$1,675		$—	$—	$—	$—	$6,455

Operating Income
As Revised (GAAP)	$67		$190		$352		$271		$(54)	$(60)	$(44)	$—	$722
2014-2018 Restructuring Program costs	19		37		97		69		—	15	—	—	237
Acquisition integration costs	—		4		—		—		—	(1)	—	—	3
Gain on sale of intangible asset	—		—		—		—		—	—	—	—	—
Intangible asset impairment charges	—		—		14		—		—	—	—	—	14
Income / costs associated with the JDE coffee business transactions	—		—		—		—		—	(1)	—	—	(1)
Divestiture-related costs	—		—		—		—		—	—	—	—	—
Mark-to-market gains / losses from derivatives	—		—		—		—		54	—	—	—	54
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$86		$231		$463		$340		$—	$(48)	$(44)	$—	$1,028
Currency	40		12		12		2		—	—	(3)	—	63

Adjusted @ Constant FX (Non-GAAP)	$126		$243		$475		$342		$—	$(48)	$(47)	$—	$1,091

% Change - As Revised (GAAP)	(56.5)%		16.6%		3.2%		(3.6)%		n/m	18.9%	4.3%	n/m	(11.0)%
% Change - Adjusted (Non-GAAP)	(36.8)%		40.0%		23.1%		14.5%		n/m	(2.1)%	4.3%	n/m	16.7%
% Change - Adjusted @ Constant FX (Non-GAAP)	(7.4)%		47.3%		26.3%		15.2%		n/m	(2.1)%	(2.2)%	n/m	23.8%

Operating Income Margin
As Revised %	8.2%		12.5%		14.4%		16.2%						11.2%
As Revised pp change	(4.1	)pp	2.0	pp	4.0	pp	(0.5	)pp					0.8	pp
Adjusted %	10.5%		15.2%		18.9%		20.3%						15.9%
Adjusted pp change	(2.6	)pp	4.4	pp	4.1	pp	2.6	pp					2.9	pp

	For the Three Months Ended March 31, 2015
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$1,257	$1,552	$3,271	$1,682	$—	$—	$—	$—	$7,762
Historical Venezuelan operations	(218)	—	—	—	—	—	—	—	(218)
Historical coffee business	—	(30)	(722)	—	—	—	—	—	(752)

Adjusted (Non-GAAP)	$1,039	$1,522	$2,549	$1,682	$—	$—	$—	$—	$6,792

Operating Income
As Revised (GAAP)	$154	$163	$341	$281	$(7)	$(74)	$(46)	$(1)	$811
2012-2014 Restructuring Program costs	—	(1)	—	(1)	—	—	—	—	(2)
2014-2018 Restructuring Program costs	24	33	131	20	—	16	—	—	224
Acquisition integration costs	—	—	—	—	—	—	—	—	—
Remeasurement of net monetary assets in Venezuela	11	—	—	—	—	—	—	—	11
Income / costs associated with the JDE coffee business transactions	—	2	16	—	—	10	—	—	28
Historical Venezuelan operations	(53)	—	—	—	—	—	—	—	(53)
Historical coffee business	—	(9)	(112)	—	(10)	1	—	—	(130)
Operating income from divestiture	—	(1)	—	—	—	1	—	—	—
Gain on divestiture	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	1	1
Reclassification of equity method investment earnings	—	(22)	—	(3)	—	—	—	—	(25)
Mark-to-market gains / losses from derivatives	—	—	—	—	17	—	—	—	17
Rounding	—	—	—	—	—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$136	$165	$376	$297	$—	$(47)	$(46)	$—	$881

Operating Income Margin
As Revised %	12.3%	10.5%	10.4%	16.7%					10.4%
Adjusted %	13.1%	10.8%	14.8%	17.7%					13.0%

Schedule 4.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars) (Unaudited)

	For the Twelve Months Ended December 31, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$4,988		$6,002		$11,672		$6,974		$—	$—	$—	$—	$29,636
Historical Venezuelan operations	(1,217)		—		—		—		—	—	—	—	(1,217)
Historical coffee business	—		(66)		(1,561)		—		—	—	—	—	(1,627)

Adjusted (Non-GAAP)	$3,771		$5,936		$10,111		$6,974		$—	$—	$—	$—	$26,792

Operating Income
As Revised (GAAP)	$485		$389		$1,350		$1,105		$96	$(383)	$(181)	$6,036	$8,897
2012-2014 Restructuring Program costs	—		(2)		(1)		(2)		—	1	—	—	(4)
2014-2018 Restructuring Program costs	184		207		321		183		—	107	—	—	1,002
Acquisition integration costs	—		10		—		—		—	(1)	—	—	9
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—	—	—	—	11
Venezuela deconsolidation loss	—		—		—		—		—	—	—	778	778
Intangible asset impairment charges	5		44		22		—		—	—	—	—	71
Income / costs associated with the JDE coffee business transactions	1		9		215		—		—	53	—	—	278
Historical Venezuelan operations	(281)		—		—		—		—	—	—	—	(281)
Historical coffee business	—		(23)		(279)		—		(40)	—	—	—	(342)
Gain on the coffee business transactions	—		—		—		—		—	—	—	(6,809)	(6,809)
Operating income from divestiture	—		(5)		—		—		—	—	—	—	(5)
Gain on divestiture	—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—	—	—	8	8
Reclassification of equity method investment earnings	—		(46)		—		(4)		—	—	—	(1)	(51)
Mark-to-market gains / losses from derivatives	—		—		—		—		(56)	—	—	—	(56)

Adjusted (Non-GAAP)	$405		$583		$1,628		$1,282		$—	$(223)	$(181)	$(1)	$3,493
Currency	116		63		311		19		—	(32)	(25)	1	453

Adjusted @ Constant FX (Non-GAAP)	$521		$646		$1,939		$1,301		$—	$(255)	$(206)	$—	$3,946

% Change - As Revised (GAAP)	2.1%		(26.6)%		(30.8)%		19.8%		n/m	(20.8)%	12.1%	n/m	174.4%
% Change - Adjusted (Non-GAAP)	(29.3)%		3.9%		(4.2)%		14.5%		n/m	(15.5)%	12.1%	n/m	(1.8)%
% Change - Adjusted @ Constant FX (Non-GAAP)	(9.1)%		15.2%		14.1%		16.2%		n/m	(32.1)%	0.0%	n/m	11.0%

Operating Income Margin
As Revised %	9.7%		6.5%		11.6%		15.8%						30.0%
As Revised pp change	0.5	pp	(1.8	)pp	(0.8	)pp	2.5	pp					20.5	pp
Adjusted %	10.7%		9.8%		16.1%		18.4%						13.0%
Adjusted pp change	(2.4	)pp	0.8	pp	2.1	pp	2.3	pp					1.0	pp

	For the Twelve Months Ended December 31, 2014
	Latin America		Asia Pacific		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
As Revised (GAAP)	$5,153		$6,367		$15,788		$6,936		$—	$—	$—	$—	$34,244
Historical Venezuelan operations	(760)		—		—		—		—	—	—	—	(760)
Historical coffee business	(5)		(115)		(3,656)		—		—	—	—	—	(3,776)

Adjusted (Non-GAAP)	$4,388		$6,252		$12,132		$6,936		$—	$—	$—	$—	$29,708

Operating Income
As Revised (GAAP)	$475		$530		$1,952		$922		$(112)	$(317)	$(206)	$(2)	$3,242
Spin-Off Costs	—		—		—		—		—	35	—	—	35
2012-2014 Restructuring Program costs	11		83		216		145		—	4	—	—	459
2014-2018 Restructuring Program costs	97		42		134		62		—	46	—	—	381
Integration Program and other acquisition integration costs	—		3		(5)		—		—	(2)	—	—	(4)
Remeasurement of net monetary assets in Venezuela	167		—		—		—		—	—	—	—	167
Intangible asset impairment charges	—		48		9		—		—	—	—	—	57
Costs associated with the coffee business transactions	—		1		35		—		—	41	—	—	77
Historical Venezuelan operations	(175)		—		—		—		—	—	—	—	(175)
Historical coffee business	(2)		(42)		(641)		—		39	—	—	—	(646)
Operating income from divestiture			(8)		—		—		—	—	—	—	(8)
Acquisition-related costs	—		—		—		—		—	—	—	2	2
Reclassification of equity method investment earnings	—		(96)		—		(9)		—	—	—	1	(104)
Mark-to-market gains / losses from derivatives	—		—		—		—		73	—	—	—	73

Adjusted (Non-GAAP)	$573		$561		$1,700		$1,120		$—	$(193)	$(206)	$1	$3,556

Operating Income Margin
As Revised %	9.2%		8.3%		12.4%		13.3%						9.5%
Adjusted %	13.1%		9.0%		14.0%		16.1%						12.0%